





APPLE HOSPITALITY REIT

Investor Presentation

May 2016 • NYSE:APLE







FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements that we make. Forward looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events on changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to, the risk that the pending merger between Apple Hospitality REIT, Inc. (the "Company", "Apple Hospitality", "Apple" or "APLE") and Apple REIT Ten, Inc. ("Apple Ten") may not be completed in the time frame expected by the parties or at all; the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Cover photos: Embassy Suites, Anchorage, AK; Hilton Garden Inn, Sacramento, CA; Courtyard, Richmond, VA; Hampton Inn & Suites, Boise, ID; Homewood Suites, San Jose, CA; SpringHill Suites, Burbank, CA

COMPANY PROFILE


SpringHill Suites
Marriott
SpringHill Suites, Lafayette, LA

32 States

83 MSAs

179 Hotels

22,961 Guestrooms

4 yrs. Average Effective Age

3.1x Net Debt/Adjusted EBITDA

$3.5 Billion Equity Market Cap

Note: Statistics as of March 31, 2016. Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand as of March 31, 2016 and trailing twelve month Adjusted EBITDA as of March 31, 2016. Equity market cap based on March 31, 2016 closing price.

APPLE HOSPITALITY REIT

HIGH QUALITY PORTFOLIO


HOMEWOOD SUITES
Durham, NC
122 Keys


Residence Inn Marriott
RESIDENCE INN
Phoenix, AZ
129 Keys


Hampton Inn & Suites
HAMPTON INN & SUITES
Ft. Worth, TX
88 Keys


COURTYARD Marriott
COURTYARD
Burbank, CA
190 Keys

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 14 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed $600 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Representation on 7 Marriott® & Hilton® brand advisory boards, numerous brand advisory committees and leadership role in AH&LA

APPLE HOSPITALITY REIT

PROVEN INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product



Pursue broad geographic diversification

HILTON WORLDWIDE

MARRIOTT

Partner with the best brands in that category



Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

3.1x[(1)]

Maintain a strong, flexible balance sheet

(1) Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand as of March 31, 2016 and trailing twelve month Adjusted EBITDA as of March 31, 2016.

WHY ROOMS FOCUSED PRODUCT?

Strong Consumer Demand & Broad Appeal + Simple, Efficient Operating Model = High Margins with Lower Volatility

With more than 16,000 Upscale hotel rooms,
Apple Hospitality is one of the largest owners of Upscale hotel rooms in the industry.

APPLE HOSPITALITY REIT

EFFICIENT HOTEL OPERATIONS

YTD 12/31/15 Hotel EBITDA Margin and RevPAR Comparison



Upscale
Upper Upscale
Apple Hospitality
43%
38%
38%
36%
36%
34%
33%
31%
31%
30%
27%
$131
$101
$166
$104
$130
$194
$205
$162
$171
$144
$170
CLDT
APLE (1)
HT
INN
RLJ
LHO
PEB
SHO
DRH
FCH
HST
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of December 31, 2015.
(1) Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

GEOGRAPHIC DIVERSITY



4%
3%
10%
3%
3%
3%
6%
6%
3%
4%
Apple Hospitality REIT owns a property in this market
Apple Hospitality REIT owns more than one property in this market

Adjusted Hotel EBITDA contribution by market type



Urban 23%
Airport 6%
Interstate 3%
Resort 5%
Small Metro 5%
Suburban 58%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted MSAs represent ten largest MSAs in Apple Hospitality's portfolio based on Adjusted Hotel EBITDA contribution for the trailing twelve months ended March 31, 2016.
Adjusted Hotel EBITDA contribution by market type based on trailing twelve months ended March 31, 2016.

CONCENTRATED BRAND OWNERSHIP

Ranked among top five largest owners for both Hilton® and Marriott®

HILTON WORLDWIDE

46%(1)



HOME2
HOMEWOOD SUITES BY HILTON
Hilton Garden Inn
Hilton HOTELS & RESORTS
Hampton by HILTON (3)
EMBASSY SUITES by HILTON
Upscale
Upper Midscale
Upper Upscale
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott (2)
MARRIOTT
RENAISSANCE HOTELS
Residence Inn Marriott
TownePlace SUITES Marriott
SPRINGHILL SUITES Marriott

MARRIOTT

54%(1)

(1) Statistics are based on the number of guestrooms owned by Apple Hospitality as of March 31, 2016.
(2) Includes the number of Fairfield Inn® and Fairfield Inn & Suites® guestrooms owned by the Company.
(3) Includes the number of Hampton Inn® and Hampton Inn & Suites® guestrooms owned by the Company.

APPLE HOSPITALITY REIT

WHY MARRIOTT & HILTON?

RevPAR Premiums
select service brands outperform comparable hotels across North America

Global Distribution
approximately 9,000 hotels worldwide with locations in approximately 100 countries and territories creates strong consumer awareness

Effective Brand Segmentation
wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Strong Loyalty Programs
more than 100 million members combined account for approximately 50% of North American room nights

Brand Channels Deliver Guests
approximately 60% of all North American bookings come directly from brand channels

Premier System Standards
drive consistent quality, award winning service, innovative design, modern amenities

Institutional Brands
foster strong resale market, financing flexibility and investor confidence

MARRIOTT

HILTON WORLDWIDE

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

APPLE HOSPITALITY REIT

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus	Exclusive ownership of Hilton® & Marriott® branded hotels has yielded expertise and influence with brands
Expertise	One of the largest owners of Hilton® & Marriott® Upscale hotels
Influence	Unparalleled representation on Brand Advisory Boards with management serving on 7 boards

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Embassy Suites by Hilton®	2	2
Hampton Inn by Hilton® and Hampton Inn & Suites by Hilton®	52	36
Hilton®	1	1
Hilton Garden Inn®	58	41
Home2 Suites by Hilton®	5	5
Homewood Suites by Hilton®	62	34
Courtyard by Marriott®	62	39
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Marriott® Hotels	7	4
Renaissance® Hotels	1	1
Residence Inn by Marriott®	102	32
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Total	**419**	**235**

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality REIT (total of 179) and Apple REIT Ten (total of 56) as of April 30, 2016.

HIGH QUALITY OPERATORS

100% portfolio operated by 3rd party property managers

93%(1) of 3rd party property management contracts are independent of brand management

20 award winning operating companies provide a platform for comparative analytics and shared best practices

24%(2) average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

(1) Based on hotels owned by Apple Hospitality as of March 31, 2016.
(2) Calculated based on number of hotels owned by Apple Hospitality and Apple REIT Ten, Inc. as of March 31, 2016 and excludes brand management representation percentages.

MANAGEMENT CONTRACT TRANSFORMATION

Original Structure

Base Management Fee
Typically 3% of Revenues

+

Incentive Management Fee
% of Operating Profit if > Owner's Priority

Owner's Priority defined at acquisition as a fixed rate of return based on purchase price.

Specific market dynamics impact ability to achieve and may yield payouts based on market versus management company efforts.

New Structure

Variable Management Fee
2.5% - 3.5% of Revenues

Sliding scale tied to hotel specific balanced scorecard goals/performance compared to other participating hotels.

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR, Inc. market index targets
- Brand and Trip Advisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Better aligns owner and manager to maximize performance in all market environments.

Maintained flexibility with over 75% of our management contracts converted to the new structure and terminable within one year or upon sale.

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years…[1]


9+ Years
1%
7-8 Years
11%
0-6 Years
88%

Years since built or last renovated

…the Result of Consistent Reinvestment…


$115
$137
$170
$219
$273
$331
$386
2010
2011
2012
2013
2014
2015
2016
Forecast
Cumulative CapEx ($ in millions)

…Leads to Traveler Satisfaction Outperformance.

4.29 out of 5.00 weighted average Trip Advisor rating[2]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned as of March 31, 2016 and represent periods of ownership by the Company, Apple REIT Seven, Inc., or Apple REIT Eight, Inc.
(1) Average Effective Age calculated as of March 31, 2016 and represents years since hotels built or last renovated.
(2) Apple Hospitality property Trip Advisor ratings as of March 31, 2016.

APPLE HOSPITALITY REIT

FLEXIBLE BALANCE SHEET

3.1X Net Debt / Adjusted EBITDA

Debt Composition [1]



Revolver
17%
Term Loan
41 %
UNENCUMBERED
PORTFOLIO
144 Hotels
18,291 Keys
Mortgage Debt
42%

DEBT MATURITY SCHEDULE [1] [2] ($ in millions)



Hotels: 9
Keys: 1,254
Rate: 6.0%
Hotels: 8
Keys: 907
Rate: 5.3%
Hotels: 2
Keys: 180
Revolver
Rate: 2.3%(4)
Term loan
Rate: 2.8%(3)
Hotels: 16
Keys: 2,329
Rate: 4.5%
$85
$91
$22
$172
$425
$231
2016
2017
2018
2019
2020
2021
2022
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on outstanding balance as of March 31, 2016, excluding $0.6 mm unamortized fair value adjustment of assumed debt and $5.1 mm of unamortized debt issuance costs.
(2) Excludes yearly amortization.
(3) Interest rate includes effect of interest rate swaps and LIBOR rate at March 31, 2016.
(4) Revolver rate at March 31, 2016 of 1.99%.

POSITIVE INDUSTRY FUNDAMENTALS

US Hotel Forecast

% Change vs. Prior Year

	2016			2017		2018
	STR	CBRE	PwC	STR	CBRE	CBRE
Supply	1.7%	1.8%	1.9%	1.9%	2.3%	2.6%
Demand	2.3%	2.1%	2.1%	2.1%	1.8%	2.2%
RevPAR	5.0%	5.5%	5.5%	4.5%	4.7%	3.8%

Source: Smith Travel Research (STR) 2016; CBRE Hotels Americas Research March - May 2016 Edition; PwC Hospitality Directions US January 2016

2016 GUIDANCE


COURTYARD
COURTYARD
RESIDENCE INN
Courtyard and Residence Inn, Richmond, VA

	CURRENT OUTLOOK	
	Low	High
Comparable Hotels RevPAR Growth	3.5%	5.5%
Adjusted EBITDA	$340 million	$360 million

Note: The Company's achievement of the current outlook is subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission. The Company's guidance is based on management's current view of both operating and economic fundamentals of the Company's existing portfolio of hotels and does not take into account the impact of the proposed merger with Apple REIT Ten or any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except RevPAR)

	Three Months Ended March 31,			Years Ended December 31,		
	2016	2015	% CHANGE	2015	2014	% CHANGE
RevPAR	$98.66	$94.90	4.0%	$100.59	$94.41	6.5%
Revenue	$224,584	$215,473	4.2%	$920,212	$854,620	7.7%
Adjusted Hotel EBITDA	$83,438	$78,852	5.8%	$350,482	$317,992	10.2%
Adjusted Hotel EBITDA Margins	37.2%	36.6%	+60 bps	38.1%	37.2%	+90 bps

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the period the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

CORPORATE GOVERNANCE ALIGNS WITH SHAREHOLDERS

- Audit, Compensation and Corporate Governance Committees are independent.
- Regular executive sessions of independent directors.
- Required resignation of an incumbent director not receiving majority of votes cast in election.
- 80% of executive target compensation is incentive based.
- Required share ownership of:
  - 5 times salary for CEO
  - 3 times salary for other executive officers, and
  - 2 times cash compensation for directors.

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting– Director
President GB Corporation

Jon A. Fosheim– Director
Co-founder, Green Street Advisors

Bruce H. Matson– Director
Chief Legal Officer, LeClairRyan

Daryl A. Nickel– Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd– Director
Former Chief Financial Officer, General Dynamics

INVESTMENT SUMMARY

Focused on Performance	Structured to Reduce Risk	Poised for Growth
• Management team with extensive transaction and operations experience	• Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs	• Continued growth in US economy
• Strong regional and national operators	• Focused on Upscale category where simple operations yield high margins	• Positive supply and demand dynamics in most markets
• Analytical approach to drive property level results	• Broad geographic diversification reduces portfolio volatility	• Occupancy above prior peak in many markets
• Scale to negotiate attractive national contracts	• Well maintained portfolio with average effective age of 4 years	• Rate growth strengthening and driving margin expansion
	• Low debt provides security through cycles	• Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPLE HOSPITALITY REIT

Apple REIT Ten

PROPOSED TRANSACTION OVERVIEW

	APPLE HOSPITALITY REIT	Apple REIT Ten	Pro Forma Combined Company[4]
Enterprise Value[1]	$4.4 billion	$1.3 billion	$5.7 billion
Equity Market Cap[1]	$3.4 billion	$1.1 billion	$4.4 billion
Hotels (as of 3/31/16)	179	55	234
Guestrooms (as of 3/31/16)	22,961	7,056	30,017
2015 Comparable Hotels RevPAR	$100.59	$97.10	$99.78
Average Effective Age[2]	4 years	3 years	4 years
Number of States	32	17	33
Brands[3]	54% Marriott 46% Hilton	38% Marriott 62% Hilton	50% Marriott 50% Hilton

(1) Reflects APLE 20 day VWAP ending on April 12, 2016 of $19.49 and proposed merger consideration.
(2) Years since built or renovated as of 3/31/16.
(3) Based on number of guestrooms as of 3/31/16.
(4) Information provided for the Pro Forma Combined Company reflects the total of each of Apple Hospitality and Apple REIT Ten for the particular metric referenced and for the period or point in time referenced. No adjustments have been made for any anticipated changes in the combined companies except to reflect the proposed consideration in the transaction and anticipated closing costs.

PRO FORMA COMBINED CAPITALIZATION

Pro Forma Combined Company will have a conservative and flexible balance sheet with a pro forma Net Debt / 2016E Adjusted EBITDA of 3.0x

Pro Forma Combined Capitalization

(in thousands, except per share amounts)

	Apple Hospitality	Apple REIT Ten	Transaction Adjustments	Pro Forma Combined Company[5]
Equity				
Total Shares Outstanding (As of 3/31/2016)	**174,665**	**94,017[3]**	**(44,940)**	**223,742**
APLE 20 Day VWAP (As of 4/12/2016)[1]	$19.49	$11.17		$19.49
Equity Market Capitalization	**$3,404,221**	**$1,050,528**	**($94,017)**	**$4,360,732**
Debt				
Mortgage Debt[2]	$428,617	$193,992	$ -	$622,609
Credit Facility/Term Loan[2]	596,900	44,700	104,017	745,617
Total Debt	**$1,025,517**	**$238,692**	**$104,017**	**$1,368,226**
Total Enterprise Value	**$4,429,738**	**$1,289,220**	**$10,000[4]**	**$5,728,958**

Net Debt / 2016E Adjusted EBITDA[6]


3.2
3.0
2.8
2.6
2.4
2.2
2.0
2.9x
3.0x
Apple Hospitality
Pro Forma Combined Company

Net Debt / Enterprise Value


30.0%
26.0%
22.0%
18.0%
14.0%
10.0%
23%
24%
Apple Hospitality
Pro Forma Combined Company

(1) Apple REIT Ten implied share price based on proposed consideration and APLE 20 Day VWAP ending April 12, 2016.
(2) Outstanding debt as of 3/31/2016, transaction adjustments consist of incremental debt to fund the proposed cash consideration and estimated closing costs.
(3) Includes conversion of Series B Convertible Preferred Shares.
(4) Represents estimated closing costs.
(5) Information provided for the Pro Forma Combined Company reflects the total of each of Apple Hospitality and Apple REIT Ten for the particular metric referenced and for the period or point in time referenced. No adjustments have been made for any anticipated changes in the combined companies except to reflect the proposed consideration in the transaction and anticipated closing costs.
(6) Based on Pro Forma Combined Debt outstanding debt at 3/31/2016 and estimated Pro Forma Combined 2016 Adjusted EBITDA.

APPLE HOSPITALITY REIT

APPENDIX



Hilton Garden Inn
Hilton Garden Inn

Hilton Garden Inn, Nashville, TN

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 3/31/2016	6.1% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME (1/1/16 - 3/31/16)	700,000 shares per day
EQUITY MARKET CAP (3/31/2016)	$3.5 Billion
DEBT (3/31/2016)	$1.0 Billion
TOTAL CAPITALIZATION (3/31/2016)	$4.5 Billion
REAL ESTATE PORTFOLIO at 3/31/2016	179 hotels, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION	32 states, 83 MSAs
2015 REVENUE	$900 Million
2015 ADJUSTED HOTEL EBITDA MARGIN COMPARABLE HOTELS(1)	38.1%
2015 CAPEX	$59 Million
MANAGEMENT TEAM	14 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) See following pages for reconciliation to net income.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2016 (Unaudited)	December 31, 2015
Assets		
Investment in real estate, net of accumulated depreciation of $456,266 and $423,057, respectively	$ 3,627,296	$ 3,641,767
Restricted cash-furniture, fixtures and other escrows	20,806	22,651
Due from third party managers, net	43,027	24,743
Other assets, net	31,945	33,614
Total Assets	$ 3,723,074	$ 3,722,775
Liabilities		
Revolving credit facility	$ 171,900	$ 114,800
Term loans	421,647	421,444
Mortgage debt	427,495	461,859
Accounts payable and other liabilities	73,426	77,614
Total Liabilities	1,094,468	1,075,717
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 174,665,236 and 174,368,340 shares, respectively	3,506,514	3,500,584
Accumulated other comprehensive loss	(8,751)	(2,057)
Distributions greater than net income	(869,157)	(851,469)
Total Shareholders' Equity	2,628,606	2,647,058
Total Liabilities and Shareholders' Equity	$ 3,723,074	$ 3,722,775

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data) (Unaudited)

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015
Revenues:		
Room	$ 206,150	$ 192,013
Other	18,337	18,339
Total revenue	224,487	210,352
Expenses:		
Operating	56,829	54,605
Hotel administrative	18,198	17,156
Sales and marketing	18,019	17,098
Utilities	7,600	8,158
Repair and maintenance	9,084	9,169
Franchise fees	9,445	8,822
Management fees	8,037	7,505
Property taxes, insurance and other	12,452	11,561
Ground lease	2,466	2,501
General and administrative	4,828	5,547
Transaction costs	293	1,224
Depreciation	33,484	30,719
Total expenses	180,735	174,065
Operating income	43,752	36,287
Interest and other expense, net	(8,803)	(7,737)
Gain on sale of real estate	-	15,629
Income before income taxes	34,949	44,179
Income tax expense	(263)	(312)
Net Income	$ 34,686	$ 43,867
Other comprehensive income (loss):		
Unrealized loss on interest rate derivatives	(6,694)	(274)
Comprehensive income	$ 27,992	$ 43,593
Basic and diluted net income per common share	$ 0.20	$ 0.24
Weighted average common shares outstanding – basic and diluted	174,666	186,446

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data)

	Years Ended December 31, 2015	Years Ended December 31, 2014
Revenues:		
Room	$ 821,733	$ 735,882
Other	76,581	68,014
Total revenue	898,314	803,896
Expenses:		
Operating	227,915	206,829
Hotel administrative	69,526	59,917
Sales and marketing	71,009	64,555
Utilities	32,668	30,816
Repair and maintenance	36,886	32,938
Franchise fees	38,003	33,463
Management fees	31,074	27,377
Property taxes, insurance and other	46,023	40,046
Ground lease	9,996	8,341
General and administrative	19,552	20,914
Transaction costs	7,181	5,142
Series B convertible preferred share expense	-	117,133
Loss on impairment of depreciable real estate assets	45,000	10,988
Depreciation	127,449	113,112
Total expenses	762,282	771,571
Operating income	136,032	32,325
Interest and other expense, net	(33,132)	(23,523)
Gain on sale of real estate	15,286	-
Income before income taxes	118,186	8,802
Income tax expense	(898)	(1,969)
Net Income	$ 117,288	$ 6,833
Other comprehensive income (loss):		
Unrealized gain (loss) on interest rate derivatives	(2,331)	(511)
Cash flow hedge losses reclassified to earnings	785	-
Comprehensive income	$ 115,742	$ 6,322
Basic and diluted net income per common share	$ 0.65	$ 0.04
Weighted average common shares outstanding – basic and diluted	180,261	171,489

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE MONTHS ENDED MARCH 31, 2016 AND 2015

(Unaudited) (in thousands)

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015
Net income	$ 34,686	$ 43,867
Depreciation	33,484	30,719
Amortization of favorable and unfavorable leases, net	262	2,023
Interest and other expense, net	8,803	7,737
Income tax expense	263	312
EBITDA	77,498	84,658
Transaction costs	293	1,224
Gain on sale of real estate	-	(15,629)
Non-cash straight-line ground lease expense	819	850
Adjusted EBITDA	$ 78,610	$ 71,103
General and administrative expense	4,828	5,547
Adjusted Hotel EBITDA	$ 83,438	$ 76,650

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(Unaudited) (in thousands)

	Years Ended December 31,	
	2015	2014
Net income	$ 117,288	$ 6,833
Depreciation	127,449	113,112
Amortization of favorable and unfavorable leases, net	2,422	1,056
Interest and other expense, net	33,132	23,523
Income tax expense	898	1,969
EBITDA	281,189	146,493
Series B convertible preferred share expense	-	117,133
Transaction costs	7,181	5,142
Gain on sale of real estate	(15,286)	-
Loss on impairment of depreciable real estate assets	45,000	10,988
Non-cash straight-line ground lease expense	3,347	2,883
Adjusted EBITDA	$ 321,431	$ 282,639
General and administrative expense	19,552	20,914
Adjusted Hotel EBITDA	$ 340,983	$ 303,553

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO AND MFFO FOR THE THREE MONTHS ENDED MARCH 31, 2016 AND 2015

(Unaudited) (in thousands)

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015
Net income	$ 34,686	$ 43,867
Depreciation of real estate owned	33,254	30,489
Gain on sale of real estate	-	(15,629)
Amortization of favorable and unfavorable leases, net	262	2,023
Funds from operations	68,202	60,750
Transaction costs	293	1,224
Non-cash straight-line ground lease expense	819	850
Modified funds from operations	$ 69,314	$ 62,824

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015	% Change
Room revenue	$ 206,150	$ 194,682	5.9%
Other revenue	18,434	20,791	-11.3%
Total revenue	224,584	215,473	4.2%
Total operating expenses	141,146	136,621	3.3%
Adjusted Hotel EBITDA	$ 83,438	$ 78,852	5.8%
Adjusted Hotel EBITDA Margin %	37.2%	36.6%	60 bps
ADR	$ 133.16	$ 127.69	4.3%
Occupancy	74.1%	74.3%	-0.3%
RevPAR	$ 98.66	$ 94.90	4.0%

Reconciliation to Actual Results

	2016	2015
Total Revenue (Actual)	$ 224,487	$ 210,352
Revenue from acquisitions prior to ownership	-	10,390
Revenue from dispositions	-	(7,127)
Lease revenue intangible amortization	97	1,858
Comparable Hotels Total Revenue	$ 224,584	$ 215,473
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 83,438	$ 76,650
AHEBITDA from acquisitions prior to ownership	-	4,259
AHEBITDA from dispositions	-	(2,057)
Comparable Hotels AHEBITDA	$ 83,438	$ 78,852

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Years Ended December 31, 2015	Years Ended December 31, 2014	% Change
Room revenue	$ 839,646	$ 778,723	7.8%
Other revenue	80,566	75,897	6.2%
Total revenue	920,212	854,620	7.7%
Total operating expenses	569,730	536,628	6.2%
Adjusted Hotel EBITDA	$ 350,482	$ 317,992	10.2%
Adjusted Hotel EBITDA Margin %	38.1%	37.2%	90bps
ADR	$ 130.33	$ 124.13	5.0%
Occupancy	77.2%	76.1%	1.4%
RevPAR	$ 100.59	$ 94.41	6.5%

Reconciliation to Actual Results

	2015	2014
Total Revenue (Actual)	$ 898,314	$ 803,896
Revenue from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	-	61,665
Revenue from acquisitions prior to ownership	27,498	40,772
Revenue from dispositions	(7,359)	(52,109)
Lease revenue intangible amortization	1,759	396
Comparable Hotels Total Revenue	$ 920,212	$ 854,620
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 340,983	$ 303,553
AHEBITDA from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	-	17,415
AHEBITDA from acquisitions prior to ownership	11,522	15,589
AHEBITDA from dispositions	(2,023)	(18,565)
Comparable Hotels AHEBITDA	$ 350,482	$ 317,992

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	6/30/2014	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016
Room revenue	$ 209,051	$ 210,503	$ 179,870	$ 194,682	$ 224,168	$ 227,648	$ 193,148	$ 206,150
Other revenue	19,893	18,751	19,559	20,791	20,343	19,142	20,290	18,434
Total revenue	228,944	229,254	199,429	215,473	244,511	246,790	213,438	224,584
Total operating expenses	138,551	140,683	129,341	136,621	146,402	148,172	138,535	141,146
Adjusted Hotel EBITDA	$ 90,393	$ 88,571	$ 70,088	$ 78,852	$ 98,109	$ 98,618	$ 74,903	$ 83,438
Adjusted Hotel EBITDA Margin %	39.5%	38.6%	35.1%	36.6%	40.1%	40.0%	35.1%	37.2%
ADR	$ 125.67	$ 126.89	$ 121.59	$ 127.69	$ 131.97	$ 133.91	$ 127.12	$ 133.16
Occupancy	81.0%	79.9%	71.0%	74.3%	81.9%	80.6%	71.9%	74.1%
RevPAR	$ 101.75	$ 101.36	$ 86.30	$ 94.90	$ 108.09	$ 107.93	$ 91.43	$ 98.66
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 232,568	$ 231,884	$ 202,323	$ 210,352	$ 234,374	$ 240,555	$ 213,033	$ 224,487
Revenue from acquisitions prior to ownership	10,467	10,867	8,930	10,390	10,402	6,268	438	-
Revenue from dispositions	(14,261)	(13,639)	(11,966)	(7,127)	(232)	-	-	-
Lease revenue intangible amortization	170	142	142	1,858	(33)	(33)	(33)	97
Comparable Hotels Total Revenue	$ 228,944	$ 229,254	$ 199,429	$ 215,473	$ 244,511	$ 246,790	$ 213,438	$ 224,584
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 92,056	$ 89,252	$ 71,073	$ 76,650	$ 93,805	$ 95,738	$ 74,790	$ 83,438
AHEBITDA from acquisitions prior to ownership	3,988	4,309	2,987	4,259	4,270	2,880	113	-
AHEBITDA from dispositions	(5,651)	(4,990)	(3,972)	(2,057)	34	-	-	-
Comparable Hotels AHEBITDA	$ 90,393	$ 88,571	$ 70,088	$ 78,852	$ 98,109	$ 98,618	$ 74,903	$ 83,438

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED MARCH 31
(Unaudited)

Region/State	# of Hotels	Occupancy Q1 2016	Occupancy Q1 2015	Occupancy % Change	Average Daily Rate Q1 2016	Average Daily Rate Q1 2015	Average Daily Rate % Change	RevPAR Q1 2016	RevPAR Q1 2015	RevPAR % Change	% of Adjusted Hotel EBITDA Q1 2016
East North Central											
Illinois	4	61.0%	67.5%	(9.6)%	$129.77	$125.57	3.3%	$79.20	$84.74	(6.5)%	1.9%
Indiana	2	72.5%	71.7%	1.1%	$106.12	$99.35	6.8%	$76.97	$71.27	8.0%	0.8%
Michigan	1	69.6%	72.2%	(3.6)%	$136.24	$121.85	11.8%	$94.83	$87.97	7.8%	0.7%
Ohio	1	63.5%	62.8%	1.1%	$120.15	$122.14	(1.6)%	$76.26	$76.67	(0.5)%	0.4%
East North Central Total	8	64.9%	68.4%	(5.2)%	$123.96	$118.90	4.3%	$80.41	$81.33	(1.1)%	3.8%
East South Central											
Alabama	10	71.4%	70.0%	2.0%	$108.54	$106.14	2.3%	$77.48	$74.27	4.3%	3.1%
Mississippi	2	68.9%	78.5%	(12.3)%	$109.28	$107.71	1.5%	$75.26	$84.58	(11.0)%	0.5%
Tennessee	6	80.7%	79.4%	1.6%	$143.00	$141.34	1.2%	$115.43	$112.29	2.8%	4.2%
East South Central Total	18	74.8%	74.4%	0.5%	$122.97	$120.81	1.8%	$91.93	$89.90	2.3%	7.8%
Middle Atlantic											
New Jersey	5	68.6%	65.6%	4.6%	$134.25	$129.28	3.8%	$92.06	$84.77	8.6%	2.0%
New York	4	74.7%	72.1%	3.6%	$168.87	$169.82	(0.6)%	$126.13	$122.46	3.0%	0.0%
Pennsylvania	3	57.4%	59.7%	(3.7)%	$145.35	$139.93	3.9%	$83.47	$83.48	0.0%	1.2%
Middle Atlantic Total	12	67.9%	66.4%	2.3%	$149.90	$147.06	1.9%	$101.84	$97.62	4.3%	3.2%
Mountain											
Arizona	7	82.5%	81.5%	1.2%	$131.36	$130.65	0.5%	$108.33	$106.47	1.7%	5.5%
Colorado	2	65.1%	72.2%	(9.8)%	$125.19	$122.53	2.2%	$81.49	$88.44	(7.9)%	0.9%
Idaho	2	76.0%	64.7%	17.4%	$119.95	$109.58	9.5%	$91.13	$70.90	28.5%	1.9%
Utah	2	64.1%	70.7%	(9.4)%	$104.02	$104.96	(0.9)%	$66.64	$74.24	(10.2)%	0.5%
Mountain Total	13	76.1%	75.0%	1.5%	$124.89	$122.13	2.3%	$95.07	$91.56	3.8%	8.8%
New England											
Massachusetts	4	69.6%	66.9%	4.1%	$126.16	$118.44	6.5%	$87.81	$79.19	10.9%	1.6%
New England Total	4	69.6%	66.9%	4.1%	$126.16	$118.44	6.5%	$87.81	$79.19	10.9%	1.6%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on STR, Inc. census region designation.

COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED MARCH 31
(Unaudited) (CONTINUED)

Region/State	# of Hotels	Occupancy Q1 2016	Occupancy Q1 2015	Occupancy % Change	Average Daily Rate Q1 2016	Average Daily Rate Q1 2015	Average Daily Rate % Change	RevPAR Q1 2016	RevPAR Q1 2015	RevPAR % Change	% of Adjusted Hotel EBITDA Q1 2016
Pacific											
Alaska	1	66.8%	81.6%	(18.1)%	$155.13	$156.52	(0.9)%	$103.63	$127.69	(18.8)%	0.4%
California	23	84.0%	79.8%	5.2%	$157.31	$137.05	14.8%	$132.08	$109.39	20.7%	22.0%
Washington	4	73.0%	80.4%	(9.2)%	$151.88	$149.78	1.4%	$110.89	$120.43	(7.9)%	3.1%
Pacific Total	28	81.6%	80.0%	2.0%	$156.50	$139.94	11.8%	$127.67	$111.93	14.1%	25.5%
South Atlantic											
Florida	16	87.8%	88.8%	(1.1)%	$154.48	$149.10	3.6%	$135.62	$132.39	2.4%	14.4%
Georgia	5	72.0%	75.5%	(4.5)%	$107.23	$103.81	3.3%	$77.25	$78.34	(1.4)%	1.5%
Maryland	2	62.7%	53.0%	18.4%	$117.34	$117.53	(0.2)%	$73.58	$62.27	18.2%	0.6%
North Carolina	9	70.4%	69.6%	1.1%	$104.09	$101.89	2.2%	$73.30	$70.94	3.3%	3.0%
South Carolina	3	75.5%	73.2%	3.2%	$109.43	$107.09	2.2%	$82.67	$78.37	5.5%	1.1%
Virginia	14	66.9%	66.0%	1.3%	$121.46	$116.37	4.4%	$81.26	$76.86	5.7%	6.8%
South Atlantic Total	49	74.8%	74.5%	0.5%	$129.31	$125.15	3.3%	$96.76	$93.21	3.8%	27.4%
West North Central											
Kansas	4	58.8%	67.5%	(12.9)%	$105.42	$102.71	2.6%	$62.00	$69.35	(10.6)%	0.6%
Minnesota	1	69.1%	64.2%	7.6%	$99.72	$100.75	(1.0)%	$68.90	$64.70	6.5%	0.2%
Missouri	4	67.4%	72.6%	(7.1)%	$122.67	$123.82	(0.9)%	$82.74	$89.91	(8.0)%	1.8%
Nebraska	1	67.1%	72.2%	(7.0)%	$122.69	$120.70	1.6%	$82.38	$87.13	(5.5)%	0.6%
West North Central Total	10	64.7%	70.0%	(7.6)%	$115.08	$114.54	0.5%	$74.45	$80.23	(7.2)%	3.2%
West South Central											
Arkansas	4	59.2%	61.6%	(3.8)%	$113.05	$112.97	0.1%	$66.97	$69.53	(3.7)%	1.1%
Louisiana	4	75.2%	80.0%	(6.1)%	$133.39	$136.97	(2.6)%	$100.24	$109.60	(8.5)%	2.7%
Oklahoma	1	75.1%	77.1%	(2.7)%	$144.73	$141.31	2.4%	$108.67	$108.99	(0.3)%	1.1%
Texas	28	74.0%	75.9%	(2.5)%	$123.79	$123.80	0.0%	$91.60	$93.98	(2.5)%	13.8%
West South Central Total	37	72.9%	75.2%	(3.1)%	$125.12	$125.44	(0.3)%	$91.18	$94.30	(3.3)%	18.7%
Total Portfolio	**179**	**74.1%**	**74.3%**	**(0.3)%**	**$133.16**	**$127.69**	**4.3%**	**$98.66**	**$94.90**	**4.0%**	**100.0%**

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION TRAILING TWELVE MONTHS ENDED MARCH 31
(Unaudited)

Region/State	# of Hotels	Occupancy TTM 2016	Occupancy TTM 2015	Occupancy % Change	Average Daily Rate TTM 2016	Average Daily Rate TTM 2015	Average Daily Rate % Change	RevPAR TTM 2016	RevPAR TTM 2015	RevPAR % Change	% of Adjusted Hotel EBITDA TTM 2016
East North Central											
Illinois	4	73.0%	74.7%	(2.3)%	$133.16	$125.33	6.2%	$97.24	$93.66	3.8%	2.7%
Indiana	2	76.5%	75.6%	1.2%	$118.10	$104.11	13.4%	$90.33	$78.68	14.8%	1.0%
Michigan	1	75.3%	75.6%	(0.4)%	$131.02	$121.11	8.2%	$98.70	$91.57	7.8%	0.7%
Ohio	1	67.4%	70.6%	(4.5)%	$122.27	$120.48	1.5%	$82.44	$85.03	(3.0)%	0.5%
East North Central Total	8	73.4%	74.5%	(1.5)%	$128.32	$119.68	7.2%	$94.12	$89.16	5.6%	4.9%
East South Central											
Alabama	10	73.4%	72.2%	1.7%	$108.82	$105.96	2.7%	$79.90	$76.52	4.4%	3.1%
Mississippi	2	74.7%	78.3%	(4.6)%	$109.16	$108.67	0.5%	$81.50	$85.07	(4.2)%	0.6%
Tennessee	6	84.4%	82.8%	2.0%	$146.02	$141.22	3.4%	$123.26	$116.92	5.4%	4.4%
East South Central Total	18	77.8%	76.9%	1.2%	$124.44	$120.88	2.9%	$96.79	$92.91	4.2%	8.1%
Middle Atlantic											
New Jersey	5	78.6%	74.7%	5.1%	$135.32	$132.59	2.1%	$106.30	$99.08	7.3%	2.7%
New York	4	81.5%	80.1%	1.7%	$201.75	$197.18	2.3%	$164.35	$157.97	4.0%	1.7%
Pennsylvania	3	68.5%	67.8%	1.0%	$144.12	$141.86	1.6%	$98.70	$96.15	2.6%	1.8%
Middle Atlantic Total	12	77.1%	74.9%	2.9%	$161.83	$158.83	1.9%	$124.72	$118.93	4.9%	6.2%
Mountain											
Arizona	7	67.9%	66.4%	2.3%	$104.55	$101.85	2.7%	$70.97	$67.58	5.0%	2.5%
Colorado	2	82.0%	81.0%	1.3%	$128.24	$123.32	4.0%	$105.15	$99.86	5.3%	1.3%
Idaho	2	78.9%	71.9%	9.6%	$118.31	$107.25	10.3%	$93.29	$77.13	20.9%	1.8%
Utah	2	73.2%	77.2%	(5.2)%	$104.19	$99.79	4.4%	$76.28	$77.07	(1.0)%	0.7%
Mountain Total	13	73.0%	71.1%	2.7%	$111.39	$106.02	5.1%	$81.28	$75.35	7.9%	6.3%
New England											
Massachusetts	4	78.0%	78.0%	0.0%	$127.11	$116.53	9.1%	$99.20	$90.95	9.1%	1.9%
New England Total	4	78.0%	78.0%	0.0%	$127.11	$116.53	9.1%	$99.20	$90.95	9.1%	1.9%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on STR, Inc. census region designation.

COMPARABLE HOTELS OPERATING METRICS BY REGION TRAILING TWELVE MONTHS ENDED MARCH 31 (Unaudited) (CONTINUED)

Region/State	# of Hotels	Occupancy TTM 2016	Occupancy TTM 2015	Occupancy % Change	Average Daily Rate TTM 2016	Average Daily Rate TTM 2015	Average Daily Rate % Change	RevPAR TTM 2016	RevPAR TTM 2015	RevPAR % Change	% of Adjusted Hotel EBITDA TTM 2016
Pacific											
Alaska	1	79.7%	87.0%	(8.3)%	$207.77	$195.42	6.3%	$165.63	$169.95	(2.5)%	1.3%
California	23	83.9%	80.8%	3.9%	$148.06	$135.23	9.5%	$124.26	$109.21	13.8%	18.3%
Washington	4	81.3%	84.8%	(4.1)%	$175.84	$167.55	4.9%	$143.03	$142.17	0.6%	4.6%
Pacific Total	28	83.4%	81.7%	2.0%	$154.65	$143.34	7.9%	$128.90	$117.08	10.1%	24.2%
South Atlantic											
Florida	16	83.6%	82.8%	1.0%	$129.38	$123.49	4.8%	$108.21	$102.28	5.8%	9.2%
Georgia	5	73.3%	73.2%	0.1%	$105.12	$101.74	3.3%	$77.01	$74.49	3.4%	1.3%
Maryland	2	71.9%	70.0%	2.6%	$127.78	$125.84	1.5%	$91.83	$88.13	4.2%	0.9%
North Carolina	9	75.3%	76.1%	(1.1)%	$113.50	$109.48	3.7%	$85.45	$83.36	2.5%	3.9%
South Carolina	3	79.8%	77.1%	3.5%	$114.54	$109.50	4.6%	$91.44	$84.44	8.3%	1.3%
Virginia	14	72.6%	72.1%	0.7%	$132.50	$123.51	7.3%	$96.19	$89.01	8.1%	9.4%
South Atlantic Total	49	77.0%	76.5%	0.5%	$125.25	$118.86	5.4%	$96.39	$90.98	5.9%	26.0%
West North Central											
Kansas	4	71.1%	71.0%	0.2%	$107.14	$105.79	1.3%	$76.22	$75.14	1.4%	1.0%
Minnesota	1	72.0%	73.0%	(1.4)%	$103.20	$101.59	1.6%	$74.27	$74.13	0.2%	0.3%
Missouri	4	77.2%	80.6%	(4.2)%	$133.46	$129.01	3.4%	$103.08	$104.02	(0.9)%	2.4%
Nebraska	1	73.1%	73.9%	(1.0)%	$135.40	$128.62	5.3%	$99.00	$95.01	4.2%	0.9%
West North Central Total	10	74.1%	75.7%	(2.1)%	$122.48	$119.15	2.8%	$90.77	$90.23	0.6%	4.6%
West South Central											
Arkansas	4	68.9%	67.6%	1.9%	$115.98	$109.54	5.9%	$79.93	$74.07	7.9%	1.4%
Louisiana	4	75.8%	77.6%	(2.4)%	$127.95	$126.64	1.0%	$97.00	$98.33	(1.4)%	2.3%
Oklahoma	1	77.8%	75.2%	3.5%	$147.77	$161.19	(8.3)%	$115.00	$121.22	(5.1)%	1.2%
Texas	28	75.5%	75.9%	(0.6)%	$120.79	$118.19	2.2%	$91.14	$89.73	1.6%	12.9%
West South Central Total	37	75.0%	75.4%	(0.4)%	$122.46	$120.39	1.7%	$91.87	$90.72	1.3%	17.8%
Total Portfolio	**179**	**77.1%**	**76.5%**	**0.8%**	**$131.63**	**$125.52**	**4.9%**	**$101.50**	**$96.06**	**5.7%**	**100.0%**

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE THREE MONTHS ENDED MARCH 31
(Unaudited)

Chain Scale/Brand		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2016	Q1 2015	% Change	Q1 2016	Q1 2015	% Change	Q1 2016	Q1 2015	% Change	Q1 2016
Upscale											
Courtyard	34	70.6%	69.7%	1.2%	$136.89	$129.62	5.6%	$96.58	$90.33	6.9%	21.5%
Hilton Garden Inn	30	72.6%	73.8%	(1.6)%	$127.53	$124.59	2.4%	$92.59	$91.91	0.7%	16.5%
Homewood Suites	23	79.4%	77.1%	3.0%	$143.61	$137.79	4.2%	$114.01	$106.23	7.3%	13.2%
Residence Inn	27	76.2%	78.6%	(3.1)%	$137.52	$130.43	5.4%	$104.81	$102.56	2.2%	15.3%
SpringHill Suites	15	74.6%	71.7%	4.0%	$118.87	$105.47	12.7%	$88.62	$75.58	17.2%	7.9%
Upscale Total	129	74.0%	73.8%	0.3%	$133.63	$127.18	5.1%	$98.88	$93.83	5.4%	74.4%
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	7	78.2%	78.9%	(0.9)%	$117.86	$111.92	5.3%	$92.12	$88.32	4.3%	3.3%
Hampton Inn/Hampton Inn & Suites	26	74.1%	75.8%	(2.3)%	$133.20	$129.83	2.6%	$98.67	$98.38	0.3%	14.3%
Home2 Suites	2	85.1%	85.1%	0.1%	$132.01	$131.06	0.7%	$112.40	$111.53	0.8%	1.6%
TownePlace Suites	8	75.7%	73.0%	3.7%	$98.46	$94.79	3.9%	$74.55	$69.18	7.8%	2.7%
Upper Midscale Total	43	75.5%	76.3%	(1.0)%	$124.92	$121.45	2.9%	$94.36	$92.65	1.8%	21.9%
Upper Upscale											
Embassy Suites	2	74.9%	84.8%	(11.7)%	$160.13	$152.88	4.7%	$119.90	$129.57	(7.5)%	1.3%
Hilton	1	76.9%	78.9%	(2.5)%	$172.48	$165.74	4.1%	$132.63	$130.77	1.4%	1.4%
Marriott	3	64.8%	67.2%	(3.5)%	$134.49	$134.80	(0.2)%	$87.21	$90.55	(3.7)%	2.7%
Renaissance	1	79.6%	77.2%	3.1%	$206.98	$208.67	(0.8)%	$164.72	$161.02	2.3%	(1.7)%
Upper Upscale Total	7	70.4%	73.6%	(4.3)%	$156.35	$153.59	1.8%	$110.14	$113.07	(2.6)%	3.7%
Total Portfolio	**179**	**74.1%**	**74.3%**	**(0.3)%**	**$133.16**	**$127.69**	**4.3%**	**$98.66**	**$94.90**	**4.0%**	**100.0%**

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
Brand categorization is based on STR, Inc. chain scale designation.

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE TRAILING TWELVE MONTHS ENDED MARCH 31
(Unaudited)

Chain Scale/Brand	# of Hotels	Occupancy TTM 2016	Occupancy TTM 2015	Occupancy % Change	Average Daily Rate TTM 2016	Average Daily Rate TTM 2015	Average Daily Rate % Change	RevPAR TTM 2016	RevPAR TTM 2015	RevPAR % Change	% of Adjusted Hotel EBITDA TTM 2016
Upscale											
Courtyard	34	73.8%	73.2%	0.8%	$137.55	$130.08	5.7%	$101.45	$95.21	6.6%	22.2%
Hilton Garden Inn	30	76.6%	76.4%	0.2%	$127.90	$122.49	4.4%	$97.92	$93.61	4.6%	17.5%
Homewood Suites	23	82.5%	79.3%	4.0%	$134.10	$128.19	4.6%	$110.62	$101.68	8.8%	11.8%
Residence Inn	27	80.0%	80.2%	(0.2)%	$139.45	$132.66	5.1%	$111.56	$106.36	4.9%	16.0%
SpringHill Suites	15	76.9%	75.8%	1.5%	$112.41	$101.38	10.9%	$86.49	$76.85	12.6%	7.0%
Upscale Total	129	77.4%	76.6%	1.0%	$131.93	$125.06	5.5%	$102.08	$95.77	6.6%	74.5%
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	7	77.7%	78.4%	(0.8)%	$108.10	$101.56	6.4%	$84.03	$79.60	5.6%	2.7%
Hampton Inn/Hampton Inn & Suites	26	78.1%	77.6%	0.7%	$127.39	$123.52	3.1%	$99.55	$95.82	3.9%	13.3%
Home2 Suites	2	86.3%	87.5%	(1.4)%	$134.26	$127.88	5.0%	$115.83	$111.92	3.5%	1.6%
TownePlace Suites	8	73.2%	71.4%	2.4%	$93.20	$91.04	2.4%	$68.18	$65.02	4.9%	2.1%
Upper Midscale Total	43	77.7%	77.2%	0.6%	$119.38	$115.22	3.6%	$92.71	$88.94	4.2%	19.7%
Upper Upscale											
Embassy Suites	2	78.0%	83.3%	(6.4)%	$175.08	$164.99	6.1%	$136.56	$137.42	(0.6)%	1.8%
Hilton	1	77.1%	78.9%	(2.3)%	$167.47	$158.97	5.3%	$129.05	$125.40	2.9%	1.3%
Marriott	3	66.2%	66.4%	(0.3)%	$135.00	$132.15	2.2%	$89.37	$87.75	1.8%	2.9%
Renaissance	1	86.9%	84.4%	2.9%	$275.57	$276.40	(0.3)%	$239.34	$233.35	2.6%	(0.2)%
Upper Upscale Total	7	72.7%	73.8%	(1.5)%	$170.09	$164.79	3.2%	$123.73	$121.69	1.7%	5.8%
Total Portfolio	**179**	**77.1%**	**76.5%**	**0.8%**	**$131.63**	**$125.52**	**4.9%**	**$101.50**	**$96.06**	**5.7%**	**100.0%**

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of March 31, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
Brand categorization is based on STR, Inc. chain scale designation.

MANAGEMENT COMPANIES

TOP 10 APPLE HOSPITALITY OPERATORS AS OF MARCH 31, 2016

Rank	Company Name	Total # of Properties (1)	% of Apple Hospitality Portfolio (2)	Apple Hospitality's % of Operator's Portfolio (3)
1	LBA	29	16%	61%
2	Dimension	24	13%	44%
3	White Lodging	21	12%	18%
4	Western	15	8%	47%
5	Marriott	10	6%	2%
6	Raymond	9	5%	44%
7	Crestline	9	5%	8%
8	Inn Ventures	8	4%	23%
9	Vista Host	8	4%	32%
10	McKibbon	8	4%	20%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management(2)

20 operating companies provide a platform for comparative analytics and shared best practices

24% of operators' portfolios represented by Apple Hospitality on average(4)

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality.
(2) Calculated based on number of hotels.
(3) Calculated based on number of hotels; Apple Hospitality's representation also includes the 55 hotels owned by Apple REIT Ten, Inc.
(4) Calculated based on hotels owned by Apple Hospitality and Apple REIT Ten, Inc. and excludes brand management representation percentages.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income, cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA useful, including (i) the exclusion of the non-cash Series B convertible preferred share conversion expense, transaction costs, gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company considers excluding the effect of corporate-level expenses (Adjusted Hotel EBITDA) as a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company's hotels and the effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition, even though FFO does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of transaction costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

The Company defines "Comparable Hotels" metrics as results generated by the 179 hotels owned as of March 31, 2016. For the hotels acquired during the periods noted, the Company has included, as applicable, results of these hotels for periods prior to the Company's ownership and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.

Common Shares

On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in share or per share amounts in this presentation.

ADDITIONAL INFORMATION

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Apple Hospitality and Apple Ten intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a joint proxy statement/prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EACH COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE PROPOSED TRANSACTION. The registration statement, the joint proxy statement/prospectus and other materials (if and when they become available) containing information about the proposed transaction, and any other documents filed by Apple Hospitality or Apple Ten with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed by Apple Hospitality with the SEC on its website at www.applehospitalityreit.com. Investors and security holders may obtain free copies of the documents filed by Apple Ten with the SEC on its website at www.applereitten.com. Investors and security holders may also obtain free copies of the documents filed by each of Apple Hospitality or Apple Ten by directing a written request to Apple Hospitality or Apple Ten, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations or at (804) 727-6321.

Certain Information Regarding Participants

Apple Hospitality and Apple Ten and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that company in connection with the proposed merger. Information about the executive officers and directors of Apple Hospitality and their ownership of securities in Apple Hospitality is set forth in Apple Hospitality's definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2016. Information about the executive officers and directors of Apple Ten and their ownership of securities in Apple Ten is set forth in Apple Ten's definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016. Investors and security holders may obtain additional information regarding the direct and indirect interests of Apple Hospitality and Apple Ten and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from Apple Hospitality or Apple Ten using the sources indicated above.

No Offer or Solicitation

This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

APPLE HOSPITALITY REIT

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com